Exhibit 10.1

EXECUTION COPY

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of September 28, 2004 by and between Artisoft, Inc., a Delaware corporation (including, without limitation, all of the assets and liabilities of Vertical Networks (as defined herein) acquired pursuant to the Acquisition Agreement (as defined herein) immediately prior to consummation of the transactions contemplated by this Agreement, the “Company”), and the investors set forth on Exhibit A hereto (individually, an “Investor” and collectively, the “Investors”).

WITNESSETH:

WHEREAS, the Company desires to sell to the Investors and the Investors desire to purchase from the Company (the “Offering”), 24,159,468 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at a price per share of $1.1386, for a total purchase price of $27,507,970.26 pursuant to the terms of this Agreement;

WHEREAS, prior to or concurrently with the consummation of the transactions contemplated by this Agreement, the Company will acquire substantially all of the assets (other than patents and specified assets that are not used or useful in connection with or related to Vertical Networks’ business, as provided for in the Acquisition Agreement (as defined herein)) and certain liabilities and obligations of Vertical Networks, Incorporated (“Vertical Networks”) pursuant to the terms and conditions of an Asset Purchase Agreement dated as of September 23, 2004 by and between the Company and Vertical Networks (the “Acquisition Agreement”); and

WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and the conditions precedent to the consummation of the transactions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE SHARES

1.1           Authorization and Sale of the Shares.  Subject to the terms and conditions set forth in this Agreement, the Company has authorized the sale of up to 24,159,468 Shares.

1.2           Agreement to Sell and Purchase the Shares.  Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing (as such term is defined in Section 1.3), and the Company agrees to issue and sell to such Investor at the Closing, for the purchase price set forth opposite such Investor’s name on Exhibit A

(reflecting a per share purchase price of $1.1386), that number of Shares set forth opposite such Investor’s name on Exhibit A.

1.3           Delivery of the Shares at Closing.  Except as set forth in this Section 1.3, the completion of the purchase and sale of the Shares (the “Closing”) shall occur on September 28, 2004 (the “Closing Date”), at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110 at 10:00 AM Eastern time, or at such other time and place as may be mutually agreed upon by the Company and the Investors.  At the Closing, the Company shall either (i) deliver to the Investors one or more stock certificates representing the number of Shares set forth on Exhibit A, each such certificate to be registered in the name of each Investor or, if so indicated on the signature page of this Agreement, in the name of a nominee designated by such Investor (except for any Shares for which the purchase price is paid following the Closing Date pursuant to clause (c) of the following paragraph, in which case such stock certificates shall be delivered upon payment of such purchase price) or (ii) direct its transfer agent to deliver such certificates to the Investors (at the address of each Investor set forth on the signature pages hereto) within three business days after the Closing Date (except for any Shares for which the purchase price is paid following the Closing Date pursuant to clause (c) of the following paragraph, in which case such stock certificates shall be delivered within three business days after payment of such purchase price).

The Company’s obligation to issue the Shares to the Investors shall be subject to the following conditions, any one or more of which may be waived by the Company:  (a) consummation of the Company’s acquisition of the assets of Vertical Networks (the “Acquisition”) pursuant to the Acquisition Agreement (which consummation may occur concurrently with the Closing); (b) conversion of all issued and outstanding shares of preferred stock of the Company into shares of Common Stock; (c) receipt by the Company of a wire transfer of funds to an account designated by the Company in the full amount of the purchase price for all of the Shares being purchased hereunder as set forth on Exhibit A, provided, however, that it is expressly agreed that approximately 25% of the purchase price for the Shares being purchased hereunder by M/C Venture Partners may be made on October 1, 2004 or such date thereafter, not later than October 6, 2004, as may be agreed by the Company and M/C Venture Partners; and (d) the accuracy of the representations and warranties made by the Investors and the satisfaction of the undertakings of the Investors to be fulfilled prior to the Closing.

The Investors’ obligations to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the written consent of a majority-in-interest of the Shares held by the Investors (the “Majority Investors’ Consent”): (a) consummation of the Acquisition (which consummation may occur concurrently with the Closing); (b) conversion of all issued and outstanding shares of preferred stock of the Company into shares of Common Stock as set forth in that certain consent, waiver and amendment agreement dated the date hereof among the Company and the Stockholders named therein (the “Consent, Waiver and Amendment Agreement”); (c) amendment, or exchange for new warrants, of all issued and outstanding warrants to purchase Common Stock of the Company, to the extent necessary to accomplish the following, provided that such amended or new warrants shall (x) be exercisable (i) at an exercise price of $1.1386 per share (or $4.00 per share in the case of those

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certain warrants to purchase 82,610 shares of Common Stock issued by the Company on December 16, 2003) and (ii) for the same number of shares of Common Stock as they were exercisable immediately prior to the consummation of the transactions contemplated by this Agreement and (y) not contain any anti-dilution protective provisions or other similar provisions which would, upon issuance of additional shares of capital stock of the Company, adjust the number of shares of Common Stock into which such warrant is exercisable (other than adjustments for stock splits, dividends, recapitalizations and other organic changes); (d) the Company amending its 2004 Stock Incentive Plan, to increase the total number of shares of Common Stock that may be granted pursuant to awards thereunder such that the number of shares of Common Stock issuable pursuant to all of the Company’s stock options and all awards granted thereunder is increased from 2,634,597 to 6,987,531 (representing 15.69% of the fully diluted shares of capital stock of the Company immediately following the sale of the Shares) (the “Plan Amendment”), which such Plan Amendment shall be submitted for approval by the Company’s stockholders at its first annual meeting of stockholders following the Closing (the “Annual Meeting”); (e) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); and (f) the Investors shall have received such documents as the Investors shall reasonably have requested, including, a standard opinion of Company counsel as to the matters set forth in the form attached as Exhibit B hereto and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the sale of the Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.             Except as disclosed by the Company in a written Disclosure Schedule provided by the Company to the Investors (the “Disclosure Schedule”), the Company hereby represents, warrants and covenants to the Investors, as follows:

2.1           Organization.  The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has all requisite corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K (the “Exchange Act Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), results of operations, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding to which the

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Company or any Subsidiary is a party has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

2.2           Due Authorization and Valid Issuance.  The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Shares being purchased by the Investors hereunder will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

2.3           Non-Contravention.  The execution and delivery of this Agreement, the issuance and sale of the Shares under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby do not and will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body or any other person is required for the execution and delivery of this Agreement by the Company, the valid issuance and sale of the Shares to be sold pursuant to this Agreement and the performance by the Company of its other obligations hereunder, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

2.4           Capitalization.  The capitalization of the Company as of March 31, 2004 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence.  The Company has not issued any capital stock since that date other than pursuant to (i)

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employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents.  The Shares to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable.  The Shares shall represent 54.61%of the outstanding capital stock of the Company immediately following the Closing (calculated on a fully diluted basis).  The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.  Without limiting the foregoing and except as provided herein, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares or the issuance and sale thereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares.  The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents.  Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

2.5           Legal Proceedings; Disagreements with Advisors.  There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

2.6           No Violations.  Neither the Company nor any Subsidiary is in violation of (i) its charter, bylaws, or other organizational document; (ii) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (iii) is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the

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properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

2.7           Governmental Permits, Etc.  With the exception of the matters which are dealt with separately in Sections 2.1, 2.12, 2.13, and 2.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

2.8           Intellectual Property.  Except as specifically disclosed in the Exchange Act Documents (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, “Intellectual Property”) described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents, except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.  Except as specifically disclosed in the Exchange Act Documents, all software applications and portions of applications, including, without limitation, interfaces, functions, and class definitions included in whole or in part in any Company Software are either:  (i) owned by the Company, (ii) currently in the public domain or otherwise available for use, modification and distribution by the Company without a license from or the approval or consent of any third party, or (iii) licensed or otherwise used by the Company pursuant to the terms of valid, binding written agreements (“Software Contract”).  Except as specifically disclosed in the Exchange Act Documents, no Software Contract creates, or purports to create, obligations or immunities with respect to any intellectual property rights of the Company enforceable in any jurisdiction of the world, including but not limited to, obligations requiring the disclosure or distribution of all or a portion of the source code for any Company Software.  For purposes of this Agreement, “Company Software” means any and all computer programs or portions thereof owned, licensed, distributed, copied, modified, displayed, sublicensed or otherwise used by the Company in connection with the operation of its business as now conducted or as now proposed to be conducted as described in the Exchange Act Documents.

2.9           Financial Statements; Solvency; Obligations to Related Parties.  (a) The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the

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Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount except as otherwise described in the Exchange Act Documents.  Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the “SEC”) on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents.  The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

(b)           The fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing liabilities and other obligations as such matures or is otherwise payable; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all such liabilities and obligations when such is required to be paid.  The Company does not intend to incur liabilities and other obligations beyond its ability to pay such as they mature or are required to be paid. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

(c)           Except as set forth in any Exchange Act Documents, there are no obligations of Company to officers, directors, stockholders or employees of Company other than:

(i)            for payment of salary for services rendered and for bonus payments;

(ii)           reimbursements for reasonable expenses incurred on behalf of Company;

(iii)          for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Company);

(iv)          obligations listed in Company’s financial statements; and

(v)           under applicable laws.

Except as described above or in any Exchange Act Filings, (i) none of the officers, directors or, to the best of Company’s knowledge, key employees or stockholders of Company or any members of their immediate families, are indebted to Company, individually or in the aggregate, in excess of $60,000; and (ii) none of the officers, directors or, to the best of the

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Company’s knowledge, key employees have any direct or indirect ownership interest in any firm or corporation with which Company is affiliated or with which Company has a business relationship, or any firm or corporation which competes with Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with Company.  Except as described above, no officer, director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with Company and no agreements, understandings or proposed transactions are contemplated between Company and any such person.  Except as set forth in any Exchange Act Documents, Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10         No Material Adverse Change.  Except as disclosed in the Exchange Act Documents, since March 31, 2004, there has not been (i) any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business or with respect to the transactions contemplated by this Agreement or the Acquisition Agreement, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

2.11         Disclosure. The representations and warranties of the Company contained in this Article II as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

2.12         34 Act and OTCBB Compliance.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on The Nasdaq Stock Market, Inc.’s The OTC Bulletin Board quotation service (the “OTCBB”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removal from quotation of the Common Stock from the OTCBB, nor has the Company received any notification that the SEC, the OTCBB or the National Association of Securities Dealers, Inc. (“NASD”) is contemplating terminating such registration or quotation.

2.13         Reporting Status.  The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement.  The following documents complied as to form in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

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(a)           Forms 10-Q for the quarters ended March 31, 2004, December 31, 2003 and September 30, 2003; Form 10-K for the year ended June 30, 2003; Definitive Proxy Statements on Schedule 14A filed on February 2, 2004 and October 16, 2003; Definitive Additional Proxy Materials filed on February 23, 2004; Forms 8-K filed on April 29, 2004, February 24, 2004, January 29, 2004, December 19, 2003, November 19, 2003, October 30, 2003 and October 6, 2003 (and amendments thereto); and Registration Statement Nos. 333-113962, 333-111151, 333-109652 (as amended), 333-100756 (as amended, and including the prospectus filed under Rule 424(b)(3) on October 22, 2003) and 333-102230; and

(b)           all other documents, if any, filed by the Company with the SEC since June 30, 2003.

2.14         Issuance and Quotation.  The Company shall comply with all requirements of the NASD and the SEC with respect to the issuance of the Shares and the OTCBB with respect to the quotation of the Shares on the OTCBB.

2.15         No Manipulation of Stock.  The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

2.16         Company Not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

2.17         Foreign Corrupt Practices; Embargoed Person.  (a) Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, corruptly used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose to the extent required by law any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(b)           None of the funds or other assets of the Company constitute or shall constitute property of, or shall be beneficially owned, directly or indirectly, by any person with whom U.S. persons are restricted from engaging in financial or other transactions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any executive orders or regulations promulgated under any such United States laws (each, an

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 “Embargoed Person”), with the result that the investments evidenced by the Shares are or would be in violation of law; (ii) no Embargoed Person has or shall have any interest of any nature whatsoever in the Company with the result that the investments evidenced by the Shares are or would be in violation of law; and (iii) none of the funds of the Company are or shall be derived from any unlawful activity with the result that the investments evidenced by the Shares are or would be in violation of law; provided, that with respect to the covenants contained in this Section 2.17(b), the Company may assume that the Investors are not Embargoed Persons.  Company certifies that, to the Company’s knowledge, Company has not been designated, and is not owned or controlled, by an Embargoed Person.

2.18         Accountants.  To the Company’s knowledge, KPMG LLP, who the Company expects will express their opinion with respect to the financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

2.19         Contracts.  The contracts filed as exhibits to the Exchange Act Documents are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.  The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act.

2.20         Taxes.  The Company has filed all necessary federal, state and foreign income and franchise tax returns due to be filed as of the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

2.21         Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

2.22         Private Offering.  Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares hereunder is exempt from registration under the Securities Act. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act).  The Company has offered the Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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2.23         Controls and Procedures.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the periods in which the Exchange Act Documents have been prepared; (b) to the extent required by the Exchange Act, evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by the Exchange Act Documents based on such evaluation; and (c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

2.24         Acquisition.  Each of the representations and warranties of each party to the Acquisition Agreement (including, without limitation, those of Vertical Networks), as qualified by the disclosure schedule provided by Vertical Networks, were true and correct in all respects when made and were true and correct in all material respects at the time of the consummation of the Acquisition.  The execution, delivery and performance by the Company of the Acquisition Agreement and the consummation by the Company of the transactions contemplated thereby, were within the powers of the Company and were duly authorized by all necessary action of the Company.  The Acquisition Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that the validity or binding nature of such agreement may be subject or affected by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or other laws relating to or affecting the rights of creditors generally, or the availability of any equitable or other specific remedy upon breach of such agreements, or public policy.  Immediately prior to, or concurrently with, the consummation of the transactions contemplated hereby, the Company will have acquired, subject to the terms and conditions of the Acquisition Agreement, good and marketable title in and to, or a valid leasehold interest in, all of the assets to be acquired pursuant to the Acquisition Agreement.

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ARTICLE III

AFFIRMATIVE COVENANTS OF THE COMPANY

3.             The Company hereby covenants (i) with respect to Section 3.10, with all of the Investors for so long as such Investors beneficially own any Shares, (ii) with respect to Section 3.7, with those Investors who, after the issuance and sale of the Shares pursuant to this Agreement, will beneficially own at least 20% of the Common Stock (the “20% Investors”) for so long as such Investors beneficially own any Shares, (iii) with respect to Sections 3.1, 3.4, 3.8, 3.9 and 3.11, with the 20% Investors for so long as such Investors beneficially own at least 20% of the Common Stock, and (iv) in addition to and not in lieu of the foregoing (it being understood that immediately following the Closing M/C Venture Partners shall also qualify as a 20% Investor), with respect to Sections 3.1-3.9 and 3.11, M/C Venture Partners for so long as M/C Venture Partners owns at least 50% of the Shares initially purchased by it hereunder, as follows:

3.1           Nasdaq Listing.  The Company will promptly seek to list all of its Common Stock, including without limitation the Shares, on Nasdaq’s National Market or SmallCap Marketplace or the American Stock Exchange if it at anytime becomes eligible to do so; and at any time when such Common Stock is listed on the Nasdaq’s SmallCap Marketplace or the American Stock Exchange, the Company shall promptly seek to list all of its Common Stock on Nasdaq’s National Market, including, without limitation, the Shares, if at anytime it becomes eligible to do so.

3.2           Insurance.  The Company carries and shall maintain directors and officers insurance customary in amount (no less than $15,000,000) and terms for the type and scope of its business and all such policies shall be reasonably acceptable to each member of the Board of Directors.  The Company shall obtain and maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

3.3           Indemnity and Expense Reimbursement.  At all times the Company shall maintain provisions in the bylaws or certificate of incorporation of the Company indemnifying all directors against liability to the maximum extent permitted under the laws of State of Delaware.  In addition, the Company and each director designated by any of the Investors pursuant to Section 3.9 hereof shall enter into contractual indemnification agreements acceptable to such directors.  The Company shall also promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

3.4           Right of First Refusal.

(a)           Right of First Refusal.  The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or

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exchange, in a transaction not involving a public offering, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, preferred shares, (iii) any debt security of the Company (other than debt with no equity feature) including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the “Offered Securities”) to the 20% Investors and each other person or entity that has such a right (each an “Offeree” and collectively, the “Offerees”) as follows:  Each Offeree shall have the right to purchase (x) that portion of the Offered Securities as the number of shares of Common Stock then held (including shares then issuable upon the exercise or conversion of outstanding securities) by such Offeree bears to the total number of shares of issued and outstanding Common Stock of the Company calculated on a fully diluted basis to include (i) the total number of shares of Common Stock subject to outstanding awards granted under stock plans of the Company and (ii) the total number of shares that could be issued upon the exercise or conversion of outstanding securities (the “Basic Amount”), and (y) such additional portion of the Offered Securities as such Offeree shall indicate it will purchase should the other Offerees subscribe for less than their Basic Amounts (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Offeree (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of twenty (20) days from receipt of the offer.

(b)           Notice of Acceptance.  Notice of each Offeree’s intention to accept, in whole or in part, any Offer made shall be evidenced by a writing signed by such Offeree and delivered to the Company prior to the end of the 20-day period of such offer, setting forth such of the Offeree’s Basic Amount as such Offeree elects to purchase and, if such Offeree shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Offeree shall elect to purchase (the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Offerees are less than the total Offered Securities, then each Offeree who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Offeree who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Offeree bears to the total Undersubscription Amounts subscribed for by all Offerees, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

(c)           Conditions to Acceptances and Purchase.

(i)            Permitted Sales of Refused Securities.  In the event that Notices of Acceptance are not given by the Offerees in respect of all the Offered Securities, the Company shall have ninety (90) days from the expiration of the period set forth above to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Offerees (the “Refused Securities”) to the Person or Persons specified in the Offer, but

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only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer.

(ii)           Reduction in Amount of Offered Securities.  In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified above), then each Offeree may, at its sole option and in its sole discretion, reduce the number of, or other units of the Offered Securities specified in its respective Notices of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Offeree elected to purchase pursuant to (b) above multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities the Company proposed to sell in its writing delivered pursuant to Section 3.4(a) above.  In the event that any Offeree so elects to reduce the number or amount of Offered Securities specified in its respective Notices of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Offerees in accordance with (a) above.

(iii)          Closing.  Upon the closing, which shall include full payment to the Company, of the sale to such other person or persons of all or less than all the Refused Securities, the Offerees shall purchase from the Company, and the Company shall sell to the Offerees, the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.3(b) above if the Offerees have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Offerees of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Offerees of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company and the Offerees and their respective counsel.

(d)           Further Sale.  In each case, any Offered Securities not purchased by the Offerees or other person or persons in accordance with Section 3.4(c)(iii) above may not be sold or otherwise disposed of until they are again offered to the Offerees under the procedures specified in Section 3.4(c)(i)-(iii) above.

(e)           Exceptions.  The rights of the Investors under this Section 3.4 shall not apply to:

(i)            Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock,

(ii)           any capital stock or derivative thereof granted to an employee, director or consultant under a stock plan approved by the Board of Directors of the Company and its stockholders,

(iii)          any securities issued as consideration for the acquisition of another entity by the Company by merger or share exchange (whereby the Company owns no less than

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51% of the voting power of the surviving entity) or purchase of substantially all of such entity’s stock or assets, if such acquisition is approved by the Board of Directors,

(iv)          any securities issued in connection with a strategic partnership, joint venture or other similar agreement, provided that the purpose of such arrangement is not primarily the raising of capital and that such arrangement is approved unanimously by the Board of Directors,

(v)           any securities issued to a financial institution in connection with a bank loan or lease with such financial institution provided that such is approved unanimously by the Board of Directors; and

(vi)          securities issuable upon the exercise or conversion of securities outstanding on the Closing Date, as amended as contemplated by this Agreement.

3.5           Charter Amendment and Further Assurances.  The Company hereby agrees, if necessary, to seek shareholder approval at the Annual Meeting for an amendment to its certificate of incorporation to implement any and all terms of the transactions contemplated by this Agreement, including, without limitation, eliminating all authorized shares of Series B Preferred Stock, par value $1.00 per share (the “Series B”) and Series C Preferred Stock, par value $1.00 per share (the “Series C’), of the Company, and to take all further actions, execute all further documents and perform all further things necessary to give effect to the provisions of this Agreement.

3.6           Stock Option Plans.  As soon as practicable hereafter but, in any event sufficiently in advance of the Annual Meeting to present such amendment to its stockholders at the Annual Meeting, the Company shall amend its 2004 Stock Incentive Plan (i) to delete Section 4(a)(2) thereof in its entirety and (ii) to increase the total number of shares of Common Stock that may be granted pursuant to awards thereunder such that the number of shares of Common Stock issuable pursuant to all of the Company’s stock options and all awards granted thereunder is increased from 6,987,531 to 8,768,865 shares (representing an increase equal to 4.0% of the fully diluted shares of capital stock of the Company (immediately after the sale of the Shares)).  Unless unanimously approved by the Board of Directors otherwise, each stock option agreement or stock purchase agreement involving employees, directors or consultants of the Company adopted by the Company from time to time shall provide that each option granted to or restricted stock purchased by existing employees of the Company thereunder shall vest in equal monthly installments over a four-year period and awards made to employees that commence employment after the Closing shall vest (i) with respect to twenty-five percent (25%) of the shares subject to such grant or purchase, one (1) year after the date of such grant or purchase and (ii) with respect to the remaining shares subject to such grant or purchase, on a monthly basis over a period of three years thereafter.

3.7           Removal of Legends.  Upon the earlier of (i) registration of the Shares for sale pursuant to Section 3.10 or (ii) Rule 144(k) becoming available with respect to an Investors’ Shares, the Company shall, upon an Investor’s written request (which in the case of clause (i) shall be accompanied by a written certification by the Investor that (A) the Investor has a present

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intention to dispose of Shares covered by such Registration Statement pursuant to the plan of distribution included in a currently available final prospectus related thereto, and (B) the Investor will comply with the prospectus delivery requirements applicable to such disposition, and which, in the case of clause (ii), shall be accompanied by such reasonable and appropriate customary representations as may be reasonably requested by the Company), promptly cause certificates evidencing such Shares to be replaced with certificates which do not bear the restrictive legend described in Section 5.6.  When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within ten (10) business days of submission by that Investor of legended stock certificate(s) to the Company’s transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for a penalty equal to 1% of the aggregate purchase price of the Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such ten (10) days that the unlegended certificates have not been so delivered.

3.8           Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for (a) the Acquisition and (b) working capital and general corporate purposes.

3.9           Board and Committee Configuration.

(a)           Size.  The Board of Directors of the Company following the Closing shall consist of, and be fixed at, seven members.

(b)           Membership - Initial.  Immediately following the Closing, the members of the Board of Directors shall consist of (and the Company agrees to nominate for election) (1) the chief executive officer of the Company who shall serve as a Class II director, (2) one member who shall serve as a Class II director designated by the written consent of the majority-in-interest of the shares of Common Stock held by the investors (including the affiliated assignees of such investors, the “Series B Investors”) named on the signature pages to the Company’s Series B purchase agreement dated as of August 8, 2001 that were acquired upon the conversion of the shares of Series B Preferred Stock held by them pursuant to the terms of the Consent, Waiver and Amendment Agreement, acting as a single class, who shall initially be Robert J. Majteles, (3) one member who shall serve as a Class II director designated by the written consent of the majority-in-interest of the shares of Common Stock held by the investors (including the affiliated assignees of such investors, the “Series C Investors”) named on the signature pages to the Company’s Series C purchase agreement dated as of June 27, 2003, as amended that were acquired upon the conversion of the shares of Series C Preferred Stock held by them pursuant to the terms of the Consent, Waiver and Amendment Agreement, acting as a single class, who shall initially be Randy Stolworthy, (4) two members who shall serve as Class III directors designated in writing by M/C Venture Partners, who shall initially be John P. Ward and Matthew J. Rubins and (5) two non-executive members who shall serve as Class I directors designated by the mutual agreement of M/C Venture Partners and the Board of Directors of the Company (reflected by approval of the Company’s Board of Directors (or its Nominating or Corporate Governance committee) of a written designation by M/C Venture Partners), provided that each such non-executive member has relevant industry experience (each, an “Industry Director”), which such Industry Directors shall initially be Michael P. Downey and Francis E. Girard.

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(c)           Membership - Post-Annual Meeting.  Following the date which is six months from the Closing Date, the members of the Board of Directors shall consist of (and the Company agrees to nominate for election) (1) the chief executive officer of the Company who shall serve as a Class II director, (2) one member who shall serve as a Class II director designated by the written consent of (i) Special Situations Fund III, L.P. (‘SSF’) so long as SSF and its Affiliates continue to beneficially own at least 50% of the shares of Common Stock acquired by SSF and its Affiliates upon the conversion of the shares of Series B Preferred Stock held by them pursuant to the terms of the Consent, Waiver and Amendment Agreement or (ii) in the event that SSF is not entitled to appoint a director pursuant to clause (i), the majority-in-interest of the shares of Common Stock held by the Series B and C Investors that were acquired by them upon the conversion, pursuant to the terms of the Consent, Waiver and Amendment Agreement, of the shares of Series B Preferred Stock and Series C Preferred Stock held by them, acting as a single class, (3) two members who shall serve as Class III directors designated in writing by M/C Venture Partners (at least one of whom shall be an Industry Director) and (4) three Industry Directors who shall serve as Class I directors designated by the mutual agreement of M/C Venture Partners and the Board of Directors of the Company (reflected by approval of the Company’s Board of Directors (or its Nomination or Corporate Governance committee) of a written designation by M/C Venture Partners).

(d)           Term.  The directors to be elected shall serve for terms in accordance with the Company’s bylaws.

(e)           Vacancy.  A vacancy in any directorship provided for pursuant to Sections 3.9(b) and (c) hereof shall be filled or in accordance with such Sections 3.9(b) and (c) by a director designated by the persons or entities that hold the right to designate such person under Sections 3.9(b) and (c).

(f)            Committees.  The Company shall maintain Compensation, Audit and Nominating or Corporate Governance committees, and the Investors’ designees shall be entitled to membership on the Compensation and Nominating or Corporate Governance committees.

(g)           Regulatory Compliance.  The Investors and the Company shall review the board and committee configurations for compliance with applicable laws rules and regulations (including applicable stock exchange rules) from time to time and the foregoing rights shall be suspended with the consent of the Investor(s) whose rights are being suspended, which consent shall not be unreasonably withheld or delayed, to the extent necessary to be in compliance with such rules and regulations.

3.10.        Registration of the Shares; Compliance with the Securities Act.

(a)           Registration Procedures and Other Matters.  The Company shall:

(i)            subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 45 days after the Closing Date, a registration statement on Form S-3,

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Form S-2, or Form S-1 (the “Registration Statement”) to enable the resale of the Shares by the Investors from time to time through any quotation system on which the Common Stock is quoted or listed, if applicable, or in privately-negotiated transactions;

(ii)           use its best efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information (provided that failure on the part of one Investor shall not relieve the Company from its obligation to use best efforts with respect to complying Investors), to cause the Registration Statement to become effective on or before December 31, 2004 (the date the Registration Statement is initially declared effective by the SEC, the “Effective Date”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement; and, in the event that the filing referred to in Section 3.10(a)(i) above is on a form other than Form S-3, the Company shall use its best efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information (provided that failure on the part of one Investor shall not relieve the Company from its obligation to use best efforts with respect to complying Investors), to prepare and file with the SEC, within 10 days after the Company first becomes eligible to file a registration statement on Form S-3, a registration statement on Form S-3 (the “S-3 Registration Statement”) to enable the resale of the Shares by the Investors from time to time through any quotation system on which the Common Stock is quoted or listed or in privately-negotiated transactions; and to use its best efforts to cause the S-3 Registration Statement to become effective as soon as practicable thereafter, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC as promptly as practicable any financial statements that are required to be filed prior to the effectiveness of such S-3 Registration Statement (the term “Registration Statement” shall mean the S-1 or S-2 Registration Statement until the S-3 Registration Statement is declared effective by the SEC, after which time it shall mean the S-3 Registration Statement).

(iii)          use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares purchased hereunder, the earlier of (x) the date on which such Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (y) such time as all Shares purchased by such Investor in this offering have been sold pursuant to a registration statement;

(iv)          furnish to the Investors with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investors;

(v)           file documents required of the Company for blue sky clearance in states specified in writing by any Investor and use its best efforts to maintain such blue sky

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qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 3.10(a)(iii); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(vi)          bear all expenses in connection with the procedures in paragraph (i) through (v), (viii) and the last paragraph of this Section 3.10(a) and the registration of the Shares pursuant to the Registration Statement;

(vii)         advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(viii)        provide a “Plan of Distribution” section of the Registration Statement substantially in the form attached hereto as Exhibit C hereto (subject to the comments of the SEC).

Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and any other securities with respect to which the Company has registration obligations as of the date hereof.  In no event at any time before the Registration Statement becomes effective with respect to the Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written Majority Investors’ Consent.

The Company understands that the Investors disclaim being underwriters, but any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that an Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (x) the 90th day after such SEC notification, or (y) 120 days after the initial filing of the Registration Statement with the SEC.

Within three business days of the Effective Date, the Company shall advise its transfer agent that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the registration statement has been suspended; provided, however, in the event the Company’s transfer agent requires an opinion of counsel to the Company for an such reissuance, within three business days of any such request for an opinion by the transfer agent, the Company shall cause its counsel to issue a blanket opinion to the transfer agent stating the foregoing.

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(b)           Transfer of Shares After Registration; Suspension.

(i)            Each Investor, severally and not jointly, agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 3.10(a) and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(ii)           Except in the event that paragraph (iii) below applies, the Company shall (x) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (y) provide the Investors copies of any documents filed pursuant to Section 3.10(b)(ii)(x); and (z) inform each Investor that the Company has complied with its obligations in Section 3.10(b)(ii)(x) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 3.10(b)(ii)(x) hereof when the amendment has become effective).

(iii)          Subject to paragraph (iv) below, in the event (w) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (x) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (y) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (z) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to each Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a

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“Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investors.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investors, each Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 3.10(b)(iii).

(iv)          Notwithstanding the foregoing paragraphs of this Section 3.10(b), the Investors shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the advice of counsel, the sale of Shares under the Registration Statement in reliance on this Section 3.10(b)(iv) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(v)           Provided that a Suspension is not then in effect, any Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares in compliance with applicable law.  Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investors and to supply copies to any other parties requiring such Prospectuses.

(vi)          In the event of a sale of Shares by an Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit D, so that the Shares may be properly transferred.

(c)           Indemnification.  For the purpose of this Section 3.10(c):

(x)            the term “Selling Stockholder” shall include each Investor and any affiliate of such Investor;

(y)           the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 3.10(a); and

(z)            the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(i)            The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (x) any breach of the representations or warranties of the Company contained in this Section 3.10 or failure to comply with the covenants and agreements of the Company contained in this Section 3.10, (y) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 3.10(b) hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.  The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

(ii)           Each Investor, severally but not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (x) any failure to comply with the covenants and agreements contained in Section 3.10(b) hereof respecting sale of the Shares, or (y) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that such Investor’s obligation to indemnify the Company shall be limited to the net amount received by such Investor from the sale of the Shares giving rise to such obligation.

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(iii)          Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3.10(c), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 3.10(c) (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 3.10(c).  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the reasonable expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv)          If the indemnification provided for in this Section 3.10(c) is unavailable to or insufficient to hold harmless an indemnified person under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the applicable Investor, as well as any other Selling Shareholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and each Investor, severally but not jointly, agree that it would not be just and equitable if contribution

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pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv).  The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (iv), each Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by such Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Each Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

(v)           The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3.10(c), and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 3.10(c) fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act.  The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 3.10(c), and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 3.10(c) and further agree not to attempt to assert any such defense.

(d)           Delayed Effectiveness.   The Company and each Investor, severally but not jointly, agree that such Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 3.10(a) and 3.10(b) hereof and that it would not be possible to ascertain the extent of such damages with precision.  Accordingly, the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to each Investor under the following circumstances:  (i) if the Registration Statement is not declared effective by the SEC on or prior to March 31, 2005 (the “Effectiveness Deadline”) (such an event, an “Effectiveness Default”); or (ii) if the Registration Statement (after its effectiveness date) ceases to be effective and available to such Investor for any continuous period that exceeds 30 days or for one or more periods that exceed in the aggregate 60 days in any 12-month period (such an event, a “Suspension Default” and together with an Effectiveness Default, a “Registration Default”).  In the event of a Registration Default, the Company shall as Liquidated Damages pay to such Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by the Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this Section 3.10(d) exceed 9% of the aggregate purchase price paid by such Investor.  The Company shall pay the Liquidated Damages as follows: (i) in connection with an Effectiveness Default, on April 1,

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2005, and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (ii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 3.10(b).  Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay.  The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

(e)           Termination of Conditions and Obligations.  The conditions precedent imposed by Section 5.5 or this Section 3.10 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares, at the time such Shares are eligible for sale pursuant to Rule 144(k) (and the Investor provides the Company with such reasonable and appropriate customary representations as may be reasonably requested by the Company) or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

(f)            Information Available.  So long as the Registration Statement is effective covering the resale of Shares owned by any Investor, the Company will furnish to such Investors, upon the reasonable request of an Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of such Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with such Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

3.11         Rule 144.  The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the

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SEC.  Upon request, the Company will provide to an Investor written certification of its compliance with the provisions of this Section 3.11.

ARTICLE IV

NEGATIVE COVENANTS OF THE COMPANY

4.             The Company hereby covenants with (i) M/C Venture Partners that so long as M/C Venture Partners owns at least 50% of the Shares initially purchased by it hereunder and (ii) (i) with respect to Sections 4.6 and 4.11 with all of the 20% Investors for so long as such Investors beneficially own at least 20% of the Common Stock, in addition to any other vote required by law or the Certificate of Incorporation of the Company, without the prior written consent of M/C Venture Partners, the Company will not:

4.1           Change in Control; Sale of Assets; Merger.  Enter into any transaction, or series of related transactions, constituting a Change of Control (or agree to enter into any such transaction or series of related transactions, or permit any Subsidiary to do so).  For purposes of this Section 4.1, “Change of Control” shall mean the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the effectuation of a transaction or series or related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (other than as a direct result of normal, uncoordinated trading activities in the Common Stock generally); (c) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the voting equity of the surviving entity; and (d) a transaction or series of related transactions in which any person or group, other than the Investors and their affiliates, acquires more than fifty percent (50%) of the voting equity of the Company, provided, that the Company shall not be deemed to have violated this Section 4.1(d) in the event the Investors sell, convey or transfer more than 50% of the outstanding equity securities of the Company to an unaffiliated third party.

4.2           Creation of Senior or Pari Passu Equity; Issuance of Equity Securities.  Create or authorize the creation of any additional class or series of shares of stock (or any debt security which by its terms is convertible into or exchangeable for any equity security of the Company and any security which is a combination of debt and equity) unless the same ranks junior to the Common Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Company; or issue, or agree to issue, any equity security (or any security convertible, exercisable or exchangeable for or into any equity security) of the Company other than securities set forth in Section 3.4(e).

4.3           Repurchases, Redemptions, Dividends.  Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of capital stock of the Company, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, or permit any Subsidiary to do any of the foregoing, and other than shares of Common Stock repurchased from employees or

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consultants at the original purchase price thereof pursuant to awards granted prior to the date hereof under a stock plan approved by the Company’s Board of Directors.

4.4           Transfers of Intellectual Property.  Transfer any ownership or interest in, or material rights relating to, or the granting of any liens or encumbrances on, any of the Intellectual Property to any person or entity which is not a member of the consolidated group of the Company and its Subsidiaries; provided, however, that this restriction shall not apply to transfers of Intellectual Property accomplished in the ordinary course of business (such as pursuant to software license agreements in the ordinary course of business).

4.5           Liquidation or Dissolution.  Consent to or effect any liquidation, dissolution or winding up of the Company or any recapitalization or reorganization of the Company, or permit any Subsidiary to do any of the foregoing.

4.6           Change in Size of Board.  Increase or decrease the number of directors constituting the size of the Board of Directors from seven (7) members.

4.7           Change to Charter/By-laws.  Amend, alter or repeal any provision of the certificate of incorporation or by-laws of the Company (other than to effect a reverse stock split which has been unanimously approved by the Company’s Board of Directors, other than the members nominated by M/C Venture Partners, and is required as the sole remaining condition to list of the Common Stock on a national securities exchange or have the Common Stock quoted on The Nasdaq Stock Market).

4.8           Change in Nature of Business.  Make, or permit any Subsidiary to make, any change in the nature of its business from that contemplated by the Acquisition or in the Exchange Act Documents existing on the date hereof and by the Acquisition.

4.9           Restrictions on Indebtedness.  Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to indebtedness for money borrowed which exceeds, in the aggregate, $3,000,000, provided that indebtedness for borrowed money assumed, guaranteed, endorsed or upon which the Company or any Subsidiary has otherwise become directly or contingently liable on, shall count as indebtedness for money borrowed for the purpose of this restriction.

4.10         Change in Authorized Capital Stock.  Increase or decrease in the authorized amount of any shares of capital stock of the Company (other than to effect a reverse stock split which has been unanimously approved by the Company’s Board of Directors, other than the members nominated by M/C Venture Partners, and is required as the sole remaining condition to list of the Common Stock on a national securities exchange or have the Common Stock quoted on The Nasdaq Stock Market), whether any such change shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise other than as required pursuant to Section 3.5.

4.11         No Disparate Voting Rights.  Take any action, including, without limitation, amendments to the Certificate of Incorporation, that would enable any holder of a share of capital

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stock of the Company to vote such shares on any matter at a rate exceeding the number of votes that such share would be entitled to had it been purchased at a purchase price equal to one share of Common Stock of the Company on the date of its purchase (and the Company shall not use indebtedness to evade this covenant).

4.12         Issuance of Compensatory Equity Awards.  Grant any options or other rights to purchase capital stock except to employees, directors and consultants as authorized by vote of the Company’s Board of Directors or its Compensation Committee, if such committee has been formed.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS

5.             Each Investor, severally and not jointly, represents and warrants to, and covenants with, the Company that:

5.1           Authorization.  The Investor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.  The execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Investor and this Agreement has been duly executed and delivered and constitutes the valid and binding obligation of the Investor enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.2           Purchase Entirely for Own Account.  The Common Stock to be purchased by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Shares.  Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time.

5.3           Disclosure of Information.  The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Shares.  The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.  The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of the Investor to rely thereon.

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5.4           Accredited Investor.  The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC, as presently in effect and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to the transactions contemplated hereby.

5.5           Restricted Securities.  Investor understands that the Common Stock that it is purchasing is characterized as “restricted securities” under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

5.6           Legends.  It is understood that the certificates evidencing the Common Stock shall bear a legend, reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT PURSUANT TO RULE 144(K) OR PURSUANT TO AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

5.7           Investor Questionnaire.  The Investor covenants to execute and deliver to the Company at or promptly following the Closing an investor questionnaire supplied by the Company to facilitate the registration of the Shares pursuant to the registration rights set forth herein and the information contained therein shall be true and correct.

5.8           Agreement to Vote in favor of Plan Amendments.  M/C Venture Partners covenants to vote at the Annual Meeting in favor of the Plan Amendments set forth in Section 1.3 and Section 3.6 hereof.

5.9           Prohibited Transactions.  During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly,

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effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”).  Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction.  Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.9 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.9.

ARTICLE VI

SURVIVAL; INDEMNITY

6.1           Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company herein shall survive the execution of this Agreement, the delivery to the Investors of the Shares being purchased and the payment therefor; provided, that the representations and warranties of the parties hereunder shall only survive for a period of one year following the Closing Date.

6.2           Indemnity.  Company agrees to indemnify and hold each Investor, and its respective directors, managers, officers, shareholders, members, partners, affiliates, employees, attorneys and agents (each, an “Indemnified Person”), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of their investment in the Shares under this Agreement or with respect to any breach (or alleged breach) of any representation, warranty or covenant of the Company contained in this Agreement or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement or transactions contemplated by or referred to herein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted from such Indemnified Person’s gross negligence or willful misconduct.  The Company shall reimburse each Investor for amounts provided for herein on demand as such expenses are incurred.  NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO THE COMPANY OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THEIR INVESTMENT IN THE SHARES UNDER THIS AGREEMENT OR AS A RESULT OF ANY

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OTHER TRANSACTION CONTEMPLATED HEREUNDER.  THE COMPANY SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY INDEMNIFIED PERSON OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR SPECIAL DAMAGES WHETHER OR NOT SUCH DAMAGES WERE REASONABLY FORESEEABLE.

ARTICLE VII

MISCELLANEOUS

7.1           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given and received (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)           if to the Company, to:

Artisoft, Inc.

5 Cambridge Center

Cambridge, MA 02142

Attn:  Chief Executive Officer

(b)           with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA  02109

Attn:  Peter B. Tarr, Esq.

(c)           if to the Investors, at their respective addresses on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing, with a copy to counsel to M/C Venture Partners:

Testa, Hurwitz & Thibeault, LLP

125 High Street

Boston, MA  02110

Attn:  Jocelyn M. Arel, Esq.

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7.2           Changes.  This Agreement may not be modified, waived or amended except pursuant to an instrument in writing signed by the Company and with Investors constituting the Majority Investors’ Consent (provided, that, if such modification, waiver or amendment does not equally affect all 20% Investors to whom such modification, waiver or amendment is applicable (taking into account the relative ownership interests of such 20% Investors), such modification, waiver or amendment must be signed by all 20% Investors).

7.3           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

7.4           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.5           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

7.6           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

7.7           Press Release.  The Company shall on the Closing Date issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares sold and proceeds therefrom).

7.8           Prior Agreements.  This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements (including without limitation oral agreements) concerning the purchase and sale of the Shares.

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7.9           Costs, Expenses and Taxes.  The Company agrees to pay the reasonable out-of-pocket costs and expenses of M/C Venture Partners incurred in connection with the transactions contemplated by this Agreement, including the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, special counsel for M/C Venture Partners, as well as the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants, technical professionals and other outside experts retained by M/C Venture Partners in connection with the transactions contemplated by this Agreement and the amendment or enforcement of this Agreement.

7.10         Transfer of Rights.  All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares), whether so expressed or not, provided, however, that rights conferred to the Investors may be transferred to a transferee of Shares only if the Company has been given written notice thereof and either (i) there is transferred to such transferee at least 1,000 Shares or (ii) such transferee is a partner, retired partner, partnership, member, former member, shareholder or affiliate of a party hereto.

7.11         Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein or in any other document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other related documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement.  The Company has elected to provide all Investors with the same terms and documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ARTISOFT, INC.		Investor:	M/C Venture Partners V, L.P.
		By:	M/C VP V, LLC, its General Partner

By:	/s/Duncan G. Perry	By:	/s/John P. Ward
Name: Duncan G. Perry		Print Name:	John P. Ward
Title: Chief Financial Officer		Title:	General Partner

		Address:	75 State Street, Suite 2500,
Boston, MA 02109

Tax ID No.:

		Contact name:	John P. Ward

		Telephone:	(617) 345-7200

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:	M/C Venture Investors, LLC

By:	/s/John P. Ward
Print Name:	John P. Ward
Title:	General Partner

Address:	75 State Street, Suite 2500,
Boston, MA 02109

Tax ID No.:

Contact name:	John P. Ward

Telephone:	(617) 345-7200

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Signature Pages to Stock Purchase Agreement

Investor:	Chestnut Venture Partners, L.P.

By: Chestnut Street Partners, Inc., its
General Partner

By:	/s/John P. Ward
Print Name:	John P. Ward
Title:	General Partner

Address:	75 State Street, Suite 2500,
Boston, MA 02109

Tax ID No.:

Contact name:	John P. Ward

Telephone:	(617) 345-7200

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:	Special Situations Fund III, L.P.
By:

By:	/s/ David M. Greenhouse
Print Name:	David M. Greenhouse
Title:	Managing Director

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Special Situations Cayman
Fund, L.P.
By:

By:	/s/ David M. Greenhouse
Print Name:	David M. Greenhouse
Title:	Managing Director

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Special Situations Private Equity
Fund, L.P.
By:

By:	/s/ David M. Greenhouse
Print Name:	David M. Greenhouse
Title:	Managing Director

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Special Situations Technology
Fund, L.P.
By:

By:	/s/ David M. Greenhouse
Print Name:	David M. Greenhouse
Title:	Managing Director

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Special Situations Technology
Fund II, L.P.
By:

By:	/s/ David M. Greenhouse
Print Name:	David M. Greenhouse
Title:	Managing Director

Address:

Tax ID No.:

Contact name:

Telephone:

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Pathfinder Ventures II, L.L.C.
By:

By:	/s/Steven C. Zahnow
Print Name:	Steven C. Zahnow
Title: Managing Member of RRS Ventures,
L.L.C., Manager of Pathfinder Ventures II, L.L.C.

Address:	2431 N. 24th Street, Suite C-207,
Phoenix, AZ 85016

Tax ID No.:

Contact name:	Steven C. Zahnow

Telephone:	(603)553-0082

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:
Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Constable Capital LLC
By:	Constable Advisors, LLC
Its managing member

By:	/s/Rick Hartfield
Print Name:	Donald M. Constable
Title:	Managing Member

Address:	18300 Minnetake Boulevard,
Deephaven, MN 55391

Tax ID No.:

Contact name:	Rick Hartfield

Telephone:	952-476-0424

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:
Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Constable Capital QP LLC
By:	Constable Advisors, LLC
Its managing member

By:	/s/Rick Hartfield
Print Name:	Donald M. Constable
Title:	Managing Member

Address:	18300 Minnetake Boulevard,
Deephaven, MN 55391

Tax ID No.:

Contact name:	Rick Hartfield

Telephone:	952-476-0424

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:
Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Household Investment Funding, Inc.
By:

By:	/s/M.J. Forde
Print Name:	M.J. Forde
Title:	Vice President

Address:	2700 Sanders Road
Prospect Heights, IL 60070

Tax ID No.:

Contact name:	M.J. Forde

Telephone:	(847) 564-6153

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Daniel B. and Linda O.	Ahlberg
JT WROS
By:	Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Alice Ann Corporation
By:	Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Robert G. Allison
By:	Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	David C. and Carole O. Brown
TTEE’s FBO David C. and Carole O. Brown Rev Tr u/a dtd 10/23/97
By:	Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Piper Jaffray & Co As Custodian
FBO Robert H. Clayburgh IRA

By:	Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Piper Jaffray & Co as Custodian
FBO Bradley A. Erickson IRA
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Piper Jaffray & Co As Cust
Michael E. McElligott SPN/PRO
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Alan R. Reckner
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Manuel A. Villafana
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Donald O and Janet M Voight
TTEE’s FBO Janet M. Voight
Trust u/a dtd 8/29/96
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Piper Jaffray & Co as Cust FBO
James B. Wallace SPN/PRO
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor:	Dennis D. Gonyea
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By:	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Daniel S. and Patrice M. Perkins
JTWROS
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Piper Jaffray & Co as Cust FBO
James G. Peters IRA
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Investor: Piper Jaffray & Co as Cust FBO
David H. Potter IRA
By: Perkins Capital Management, Inc.,
Attorney-in-Fact

By	/s/Richard C. Perkins
Print Name:	Richard C. Perkins
Title:	Vice President

Address:	730 East Lake Street
Wayzata, MN 55391

Tax ID No.:

Contact name:	Richard C. Perkins

Telephone:	(952) 473-8367

Name in which shares should be registered (if different):

Investor:
By:
By:

Print Name:
Title:

Address:

Tax ID No.:

Contact name:

Telephone:

SCHEDULE OF INVESTORS

Investor	Shares	Purchase Price
M/C Venture Partners V, L.P.	16,579,463	$18,877,376.57
M/C Venture Investors, LLC	308,852	$351,658.89
Chestnut Venture Partners, L.P. (1)	677,116	$770,964.28

Special Situations Fund III, L.P.	2,342,466	$2,667,131.79
Special Situations Cayman Fund, L.P.	758,352	$863,459.59
Special Situations Private Equity Fund, L.P.	733,074	$834,678.06
Special Situations Technology Fund, L.P.	63,196	$71,954.97
Special Situations Technology Fund II, L.P.	315,980	$359,774.83

Pathfinder Ventures II, L.L.C.	1,450,000	$1,650,970.00

Constable Capital LLC	93,097	$106,000.24
Constable Capital QP LLC	82,558	$94,000.54

Household Investment Funding, Inc.	439,136	$500,000.25

Daniel & Linda Ahlberg	25,159	$28,646.50
Alice Ann Corporation	25,159	$28,646.50
Robert G. Allison	25,159	$28,646.50
David C. and Carole O. Brown	20,128	$22,917.20
Robert H. Clayburgh	25,159	$28,646.50
Bradley A. Erickson	20,128	$22,917.20
Michael E. McElligott	18,794	$21,398.94
Alan R. Reckner	20,128	$22,917.20
Manuel A. Villafana	25,159	$28,646.50
Janet M. Voight	23,650	$26,927.71
James B. Wallace	23,650	$26,927.71
Dennis D. Gonyea	25,159	$28,646.50
Daniel & Patrice Perkins	17,612	$20,052.55
James G. Peters	9,057	$10,312.74
David H. Potter	12,077	$13,750.32

Totals	24,159,468	$27,507,970.26

(1)  For the purposes of this Agreement, collectively “M/C Venture Partners.”

Exhibit B

FORM OF COMPANY COUNSEL LEGAL OPINION

Exhibit C

CERTIFICATE OF SUBSEQUENT SALE

[Name and Address of Transfer Agent]

RE:                              Sale of Shares of Common Stock of Artisoft, Inc. (the “Company”) pursuant to the Company’s Prospectus dated _______________ , ______ (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:		By:

Print Name:

Title:

cc:	[Company Name and Address]

Exhibit C

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

• through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

• broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

• a combination of any such methods of sale; and

• any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.